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                                                  EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 27, 1995 in Marshall & Ilsley Corporation's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our firm in this Registration Statement.




                                         /s/ Arthur Andersen, LLP
                                         -------------------------------
                                         ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
April 18, 1995.


PMK-M&I Form S-8 (3/95)
M&IS-8.PMK
03/30/95 jm